Deferred Income Taxes	3 Months Ended
Jun. 30, 2014
Notes
Deferred Income Taxes

NOTE 5 - DEFERRED INCOME TAXES

(For The Year Ended March 31, 2014)

At March 31, 2014, the Company had net operating loss carryforwards for income tax purposes of approximately $4,413,000 available as offsets against future taxable income.  The net operating loss carryforwards are expected to expire at various times from 2024 through 2032. Utilization of the Company’s net operating losses may be subject to substantial annual limitation if the Company experiences a 50% change in ownership, as provided by the Internal Revenue Code and similar state provisions.  Such an ownership change would substantially increase the possibility of net operating losses expiring before complete utilization.

The tax effects of the primary temporary differences giving rise to the Company’s deferred tax assets and liabilities are as follows for the year ended March 31, 2014:

	2014	2013
Deferred tax assets:
Net operating loss carryforward	$1,674,000	$1,583,000
Stock based compensation	-	-
Total deferred tax assets	1,674,000	1,583,000
Less valuation allowance	(1,674,000	(1,583,000
Net deferred tax asset	$-	$-

Because of the Company’s lack of earnings history, the deferred tax assets have been fully offset by a valuation allowance. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during those periods that the temporary differences become deductible. The Company believes that the tax positions taken in its tax returns would be sustained upon examination by taxing authorities. During the year ended March 31, 2014, the decrease in the deferred tax asset valuation allowance amounted to approximately $91,000.

The provision for income taxes is different than would result from applying the U.S. statutory rate to profit before taxes for the reasons set forth in the following reconciliation:

	2014	2013
Tax benefit computed at U.S. statutory rates	$(229,000)	$(205,000)

Increases (decreases) in taxes resulting from:
Non-deductible items	145,000	22,000
Change in valuation allowance	91,000	198,000
State taxes	(7,000)	(15,000)
Total	$-	$-

As a result of the implementation of certain provisions of ASC 740, Income Taxes, the Company performed an analysis of its previous tax filings and determined that there were no positions taken that it considered uncertain. Therefore, there were no unrecognized tax benefits as of March 31, 2013 and 2012.  The open tax years for each Federal taxes are March 31, 2011-2014.